UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 24, 2005
                ________________________________________________
                Date of Report (Date of earliest event reported)

                            ENCORE CLEAN ENERGY, INC.
              _____________________________________________________
             (Exact name of registrant as specified in its charter)

            NEVADA                      000-26047                 65-0609891
________________________________________________________________________________
(State or other jurisdiction      (Commission File             (IRS Employer
      of incorporation)                Number)               Identification No.)

         Suite 610, 375 Water Street
        Vancouver, BC Canada                                         V6B 5C6
________________________________________________________________________________
  (Address of principal executive offices)                          (Zip Code)

                           (604) 215-2500 Registrant's
                      _____________________________________
                      telephone number, including area code


                                 Not Applicable
          ____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________

SECTION 8 - OTHER EVENTS

     ITEM 8.01 COMPLETION OF REINCORPORATION IN NEVADA

On October 21, 2005, the Certificate Of Merger Of Encore Clean Energy Inc.(a Delaware Corporation) into Encore Clean Energy Inc.(a Nevada Corporation) was filed with the state of Delaware, thus completing the relocation of the Company's state of incorporation from Delaware to Nevada. We received notice confirming this filing on October 24, 2005.

The reincorporation of the Company in Nevada was approved by the Company's shareholders at the Company's Annual Meeting on October 5, 2005, all as described in the Proxy Statement (as amended) for that meeting as filed with the SEC on September 13, 2005.

Articles of Merger between the Delaware and Nevada corporations were filed in Nevada on October 17, 2005.

The Company's state of incorporation is now Nevada and its Articles of Incorporation and ByLaws are those presented to and approved by the Shareholders at the annual shareholders meeting.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

NONE


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ENCORE CLEAN ENERGY, INC.

Date:  October 24, 2005
                                               By: /s/ Daniel Hunter
                                               ---------------------------------
                                               Daniel Hunter
                                               Chief Executive Officer and Chief
                                               Financial Officer